UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2010

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9355	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 5, 2010, Cubic Energy, Inc. (the “Company”) received notification from NYSE-Amex, LLC (the “Exchange”) that the Company has resolved the continued listing deficiency referenced in the Company’s Current Report on Form 8-K filed with the Commission on June 30, 2009.

On March 8, 2010, the Company issued a press release announcing the foregoing.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02                     Unregistered Sales of Equity Securities.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on December 1, 2009, the terms of which are incorporated herein by reference, the Company entered into definitive agreements with Langtry Mineral & Development, LLC (“Langtry”) and Tauren Exploration, Inc. in order to obtain capital for the Company’s non-operated well drilling program (the “Transaction”).

On March 10, 2010, the Company began its issuance of 10,350,000 shares of the Company’s common stock and 103,500 shares of the Company’s convertible preferred stock (“Preferred Stock”) to Langtry (the “Issuance”) in exchange for certain pre-paid drilling credits transferred in connection with the Transaction.  On March 5, 2010, the Exchange approved the Company’s additional listing application with respect to the Issuance.

The Company is effectuating the Issuance in reliance on an exemption from registration set forth in Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

As previously disclosed in the Company’s Definitive Information Statement on Schedule 14C filed with the Commission on February 1, 2010, the Preferred Stock is convertible at the option of the holder into shares of the Company’s common stock at $1.20 per share, and is convertible by the Company prior to the transfer of all or substantially all of its assets or a merger or upon expiration of five (5) years from the date of issuance of the Preferred Stock.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Issuance, the Company amended and restated its Certificate of Formation (the “Amended Charter”) to be effective as of March 9, 2010.  The Company filed the Amended Charter with the Texas Secretary of State on March 9, 2010.  The amendments in the Amended Charter increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 120,000,000 shares.

The Amended Charter is filed as Exhibit 3.1 to this Current Report on Form 8-K.

On March 9, 2010, the Company filed a Certificate of Designation Establishing a Series of Preferred Stock (the “Certificate of Designation”) with the Texas Secretary of State for the purpose of establishing the Preferred Stock.  The Certificate of Designation is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                                                         Amended and Restated Certificate of Formation of Cubic Energy, Inc. filed with the Texas Secretary of State on March 9, 2010.

3.2                                                         Certificate of Designation Establishing a Series of Preferred Stock of Cubic Energy, Inc. filed with the Texas Secretary of State on March 9, 2010.

99.1                                                   Press Release of Cubic Energy, Inc. dated March 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2010	CUBIC ENERGY, INC.

	By:	/s/ Jon S. Ross
Jon Stuart Ross, Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Formation of Cubic Energy, Inc. filed with the Texas Secretary of State on March 9, 2010.

3.2	Certificate of Designation Establishing a Series of Preferred Stock of Cubic Energy, Inc. filed with the Texas Secretary of State on March 9, 2010.

99.1	Press Release of Cubic Energy, Inc. dated March 8, 2010.